                                                                  EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 29, 1997 appearing on page 27 of Omnicare, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                            /s/Price Waterhouse LLP

Cincinnati, Ohio
August 8, 1997